Fireside Chat

Ruth's Hospitality Group, Inc.

MARCH 2023



WINTER PARK, FL

RUTH'S HOSPITALITY GROUP

DISCLAIMER: THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

This presentation contains "forward-looking statements", as defined in the Private Securities Litigation Reform Act of 1995 that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "forecast," "future," "intend," "likely result," "may," "might," "plan," "potential," "predict," "project," "seek", "should," "target," "will be," "will continue," "will likely result," "would" and other similar words and phrases. Similarly, statements herein that describe the Company's objectives, plans or goals, including with respect to restaurant closures and re-openings, new restaurant openings and acquisitions or closures, capital expenditures, strategy, financial outlook, liquidity outlook, our effective tax rate, and the impact of inflation and recent accounting pronouncements, also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company's forward-looking statements. Some of the factors that could cause actual results to differ include: the negative impact the COVID-19 pandemic has had and may continue to have on our business, financial condition, results of operations and cash flows; reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions, including inflation, increasing interest rates, higher unemployment, slowing growth or recession, reductions in consumer discretionary income, and general trends; the loss of key management personnel; the effect of market volatility on the Company's stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending or our ability to pass along rising costs through selling prices; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to income taxes, unclaimed property, Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; political conditions, civil unrest or other developments and risks in the markets where the Company's restaurants are located; harmful actions taken by the Company's franchisees; the inability to successfully integrate franchisee acquisitions into the Company's business operations; economic, regulatory and other limitations on the Company's ability to pursue new restaurant openings and other organic growth opportunities; a failure, interruption or security breach of the Company's information technology network; the Company's indemnification obligations in connection with its sale of the Mitchell's Restaurants; the Company's ability to protect its name and logo and other proprietary information; an impairment in the financial statement carrying value of our goodwill, other intangible assets or property; gains or losses on lease modifications; the impact of litigation; the restrictions imposed by the Company's credit agreement; changes in, or the suspension or discontinuation of, the Company's quarterly cash dividend payments or share repurchase program; and the inability to secure additional financing on terms acceptable to the Company. For a discussion of these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 2022, which is available on the SEC's website at sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. You should not assume that material events subsequent to the date of this presentation have not occurred.

Unless the context otherwise indicates, all references in this presentation to the "Company," "Ruth's," "we," "us", "our" or similar words are to Ruth's Hospitality Group, Inc. and its subsidiaries. Ruth's Hospitality Group, Inc. is a Delaware corporation formerly known as Ruth's Chris Steak House, Inc., and was founded in 1965.

Non-GAAP Financial Measures

We prepare our financial statements in accordance with U.S. generally accepted accounting principles (GAAP). Within these investor presentation materials, we make reference to a non-GAAP financial measure: adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). This non-GAAP financial measure was calculated by excluding the impact of certain items to improve comparability between periods. We believe that this measure represents a useful internal measure of performance. Accordingly, where this non-GAAP measure is provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance and valuation on a quarter-over-quarter and year-over-year basis. However, because this measure is not determined in accordance with GAAP, it is susceptible to varying calculations and not all companies calculate the measure in the same manner. As a result, the aforementioned measure may not be directly comparable to similarly titled measures presented by other companies. This non-GAAP financial measure is presented as supplemental information, and not as an alternative, to any GAAP measurements. For a reconciliation of Adjusted EBITDA to net income, see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K dated March 7, 2023.

Ruth's Chris Steak House: An evolving iconic brand


Ruth's
CHRIS
STEAKS

1965: NEW ORLEANS, LA


RUTH'S CHRIS STEAK HOUSE

2022: AVENTURA,FL

From our beginnings in New Orleans back in 1965, founder Ruth Fertel's simple and timeless formula of always offering the highest quality food, beverage, and service in a warm and inviting atmosphere has resonated strongly with guests.

This foundation of operational excellence serves as our platform for evolution as we continuously innovate to maintain relevance with both our core and emerging guests.

Since its founding in 1965, Ruth's Chris has come a long way

FY 2022	*FY 2022*	*FY 2022*	*FY 2021 & FY 2022*
154	**$860M+**	**$6.2M**	**$65M**
LOCATIONS GLOBALLY	SYSTEMWIDE SALES*	AUV OF DOMESTIC COMPANY OPERATED RESTAURANTS	CAPITAL RETURNED TO SHAREHOLDERS

*Includes Corporate-owned, Corporate-Managed, & Franchise-Owned

Four focus areas that will drive performance in 2023 and beyond:



OPERATIONAL EXCELLENCE

+



NEW RESTAURANT OPENINGS

+



RUTH'S REIMAGINED

+



DATA AND DIGITAL

RESULT: **drive disciplined growth** and **return for shareholders** by delivering on the Total Return Strategy

Continued operational excellence anchored in our high performing team



Consistent, agile operational excellence		Strength in restaurant team	
~200bps	of labor improvement in '22 vs. '19	~9 yrs	Average GM / Chef tenure
~10%	of hourly productivity improvement in '22 vs '19	~16 yrs	Average Field Leadership (VP Level and higher) tenure

Strong unit economics with stable restaurant level margins support opportunity for growth

Target units	Minimum 5 per year
Target size	6,500+ Sq Ft
Return on investment	>20%


LONG BEACH, CA

Ruth's Reimagined

An elevated dining experience


MELVILLE, NY

Team
New hospitality training, standards, and uniforms

Dining Experience
Updated table presentation and smallwares

Variety
Introducing a refreshed menu and new bar program

Flexibility
More dining options at a variety of price points to provide customers with the flexibility to build their check their way

Developing Data and Digital Capabilities Across Multiple Value-Delivery Platforms



INVENTORY AND PURCHASING

Continued investment in foundational tech and advanced analytics to streamline restaurant-level margins


DISTANCE MAKES THE HEART GROW FONDER

SMARTER GUEST COMMUNICATIONS

Smarter, more relevant communications to our guests based on their behavior and preferences; powered by a data-driven paid media program


JOHN DOE

ONE OF A KIND GUEST EXPERIENCE

Leveraging proprietary technology to deliver greater consistency in our guest experience

FINANCIAL PRINCIPLES

- **Focus on Driving Organic Growth Through Traffic**
- **Deploy Capital to Highest Return Opportunities**
- Maintain Healthy Balance Sheet
  Reasonable debt of <1x EBITDA
- Return Excess Capital
  Debt paydowns, Dividends, and Share repurchases

GAAP Net Income and Adjusted EBITDA

($MM)



Adjusted EBITDA
GAAP Net Income
$73
$30
$79
$42
$83
$42
$17
($25)
$78
$42
$84
$39
$0
2017 1
2018
2019
2020
2021
2022

Adjusted EBITDA, a non-GAAP financial measure: see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K.

1. FY 2017 includes a 53rd week.

FINANCIAL PRINCIPLES

- Focus on Driving Organic Growth Through Traffic
- Deploy Capital to Highest Return Opportunities
- Maintain Healthy Balance Sheet
  Reasonable debt of <1x EBITDA
- Return Excess Capital
  Debt paydowns, Dividends, and Share repurchases

Long-Term Debt Balance


($MM)
$50
$41
$64
$115
$70
$30
2017
2018
2019
2020
2021
2022

Share Repurchases & Dividend Payments


($MM)
$35
$32
$41
$18
$17
$48
2017
2018
2019
2020
2021
2022

Thank You



WORCESTER, MA

Ruth's Hospitality Group, Inc.

March 2023